                                Support Agreement

         This Agreement is made this 29th day of December 1998, by and between Graham M. Weston ("Weston") and Morris A. Miller ("Miller") (collectively, "G&M"), Rackspace, Ltd., a Texas limited partnership (the "Partnership") and Richard Yoo, Dirk Elmendorf and Pat Condon (collectively, the "Class A Limited Partners").

         G&M represent to the Class A Limited Partners that they own 100% of the limited partner interests of Trout, Ltd. ("Trout") and are the sole members of Macroweb, LC, which are Partners of the Partnership and as such, G&M derive a benefit from the success of the Partnership. The Class A Limited Partners of the Partnership have agreed to become limited partners of the Partnership based in part upon the commitments made in this Agreement by G&M.

         G&M agree as follows:

1. RIGHT OF FIRST REFUSAL. G&M may not propose to make any sale, transfer (which shall include a merger, statutory exchange, consolidation or recapitalization of Trout or Macroweb), assignment or other disposition of all or any part of their membership interests in Macroweb, LC or the Trout Interests in Trout (such interests desired to be sold, transferred, pledged or assigned are referred to as the "Controlling Units offered for Sale") except by sale of cash or a combination of cash and promissory notes. Prior to making such disposition, Weston or Miller, as the case may be, shall first offer the Controlling Units Offered for Sale to the Class A Limited Partners, in proportion to their Ownership Interests in the Partnership under the same terms and conditions as the proposed sale (the "Terms of Sale"). Miller and/or Weston, as the case may be, shall provide to the Class A Limited Partners all available information regarding the proposed sale and the proposed purchaser, as may be reasonably requested by the Class A Limited Partners. The Class A Limited Partners shall have four business days from the receipt of such written offer to (i) elect in writing to purchase all of the Controlling Units Offered for Sale (in proportion to their Ownership Interests in the Partnership, or in whatever other proportion they may otherwise agree), and (ii) make available to Miller and/or Weston, as the case may be, at the offices of Macroweb, LC, an amount equal to ten (10%) percent of the purchase price of the Controlling Units Offered for Sale as a non-refundable deposit; provided that, in lieu of such deposit, the Class A Limited Partners may pledge (under a pledge agreement reasonably acceptable to Miller and/or Weston, as the case may be) their Units as security for their obligation to pay an amount equal to 10% of the purchase price of the Controlling Units Offered for Sale as a non-refundable deposit. Payment for the Controlling Units Offered for Sale shall be made in accordance with the Terms of Sale. To the extent that the Terms of Sale provide for a note or notes, the Class A Limited Partners, to the extent they desire to purchase all of the Controlling Units Offered for Sale, shall be required to provide substantially the same credit worthiness as the proposed purchaser. If the Class A Limited Partners do not elect to purchase all of the Controlling

Units Offered for Sale, or otherwise fail to provide substantially the same credit worthiness as the proposed purchaser, Miller and/or Weston, as the case may be, shall be free to sell all the Controlling Units Offered for Sale for a period of sixty (60) days after the expiration of the Class A Limited Partners' option, provided that any such sale must be made under the same terms and conditions as the Terms of Sale. In addition, G&M covenant that, so long as G&M controls Macroweb and Trout and Macroweb is the General Partner of the Partnership, Macroweb will not issue any additional membership interests, and Trout will not issue any additional limited partner interest that would result in it losing control of Trout, to anyone other than Miller or Weston, so that Miller and Weston will own 100% of such interests in Macroweb and control Trout.

2. TIME AND ATTENTION. Miller and Weston agree at such times as may be requested by the Partnership from time to time, to provide the Partnership with time and attention to assist the Partnership to succeed in its business endeavors. The Partnership and the Class A Limited Partners acknowledge that Miller and Weston have several additional business interests, and as such the amount of time which may be spend by Miller and Weston for the benefit of the Partnership is limited.

3. BOARD OF DIRECTORS. Miller and Weston agree to cause Macroweb, LC to have a board of directors which will have a minimum of three positions. Miller and Weston agree to name one of the Class A Limited Partners to Macroweb, LC's board of directors for so long as they are employed by the Partnership or own, in aggregate, 15% of the Ownership Percentage Interests of the Partnership.

4. LOCATION OF SERVERS AND OFFICE. Miller and Weston agree to use their reasonable best efforts to secure a location for the Partnership's data center and offices at favorable rent.

5. INDEMNITY. Miller and Weston agree to take whatever action is necessary to ensure that Richard Yoo incurs no financial loss or expense related to the office lease at 9828 Lorene Lane, San Antonio, Texas 78216, including indemnifying him for any amounts he is required to pay thereon.

6. NON-COMPETITION. Miller and Weston agree that they will not, directly or indirectly (whether through any affiliate, family member or otherwise), compete with the core business of the Partnership (whatever such core business shall be at such time) anywhere in the world for so long as they control the general partner of the Partnership, and for a period of one year thereafter.

7. PROPRIETARY INFORMATION/BUSINESS OPPORTUNITIES. Miller and Weston acknowledge and agree that the Partnership has and will continue to develop proprietary information which is essential for the success of the Partnership. Such information, includes but is not limited to marketing plans, strategies, financial data, customer lists, supplier lists, source code, business ideas (collectively, the "Confidential Information", whether oral or embodied in documents (including writings, drawings, graphs, charts, photographs, phonorecords, video recordings, and other data compilations from which information can be obtained) or tangible things. Miller and Weston agree to keep the Confidential Information secret at all times, and not to disclose such information to any third party without the consent of the General Partner of the Partnership. Miller and Weston shall be prohibited from using the Confidential Information for any purpose other than the purpose of the Partnership.

Miller and Weston agree to promptly bring to the attention of the General Partner and the Partnership, any business opportunity which become known to them which relates to Partnership's core business activity at the time, which is currently, commercially developing the Concept (as defined in the Agreement of Limited Partnership of Rackspace, Ltd.).

8. SEVERABILITY. If any covenant contained in this agreement, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portion or portions. If any covenant in this agreement, or any part thereof, is held to be unenforceable because of its duration or its geographic scope, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such covenant to the longest duration and to the greatest geographical scope which is permitted, and, in said reduced form, such covenant shall then be enforced.

9. NOTICE. Any notice required in this Agreement shall be provided in the manner and to the parties set forth in the Agreement of Limited Partnership of Rackspace, Ltd. of even date herewith.

10. PERSONAL LIABILITY OF WESTON AND MILLER. The parties hereto agree that under no circumstances shall Miller or Weston have any personal liability to any of the parties hereto, except to the extent under an agreement executed individually by Miller or Weston. With the exception of this agreement and the "Credit Agreement" executed contemporaneously herewith, there are no agreements between Miller and/or Weston, individually, and the parties hereto. Therefore, no oral agreement between Miller or Weston and any of the parties hereto shall be valid unless evidenced in writing and signed by the parties hereto.

         Rackspace, Ltd.


                  By: Macroweb, LC

                      By: /s/ Morris Miller
                          ----------------------

                      Its: member
                          ----------------------


         Morris A. Miller

                  /s/ Morris Miller
                  ------------------------

         Graham M. Weston

                  /s/ Graham M. Weston
                  ------------------------

         Richard Yoo

                  /s/ Richard Yoo
                  ------------------------




         Dirk Elmendorf

                  /s/ Dirk Elmendorf
                  ------------------------


         Pat Condon

                  /s/ Pat Condon
                  ------------------------

                         AMENDMENT TO SUPPORT AGREEMENT

         This Amendment to Support Agreement is made this 30th day of November, 1999, by and between Graham M. Weston ("Weston"), Morris A. Miller ("Miller") (collectively, "G&M") and Richard Yoo ("Yoo"), MiniPat & Company, Ltd. ("MiniPat") and Dirk Elmendorf ("Elmendorf) (collectively, the "Class A Limited Partners") and The Hamilton Companies, LLC ("Hamilton"), Weston Investment Interests, LLC. ("Weston"), Isom Capital Partners I, L.P. ("Isom"), and First Inning Investors, L.P. ("First Inning") (Isom, Weston, Hamilton, MiniPat and First Inning are sometimes referred to herein as the "New Limited Partners"). This Agreement amends the Support Agreement dated December 29, 1998 between the Existing Partners (the "Support Agreement"). Except as amended by this Agreement, the terms of the Support Agreement shall continue in full force and effect.

         1. Additional Parties. The parties hereby amend the Support Agreement to include the New Limited Partners as parties to the Support Agreement.

         2. Amendment to Paragraph 1. For the purposes of paragraph 1, in all instances which refer to the Class A Limited Partners or to a Class A Limited Partner, it shall read to include both the Class A Limited Partners and the Class C Limited Partners. In addition, any sale or transfer between Miller and Weston of the membership interests in Macroweb or the Trout Interests shall not be subject to the right of first refusal and may be made without restriction. Miller and Weston shall also have the right to make transfers to their family members ("Transferees", which include spouses, children, parents, grandparents, grandchildren, and including family members by adoption) without subjecting the transfer to the right of first refusal, however, any transfer made by such Transferee shall be subject to the rights of first refusal contained herein. Miller and Weston shall also have the right to make transfers of Trout Interests (in addition to transfers made to Transferees) up to an amount equal to forty percent (40%) of the outstanding Trout Interests and such transfers shall not be subject to the rights of first refusal contained in Paragraph 1. In addition, any holder of a right of first refusal under Paragraph 1 shall have 15 days, rather than 4 business days to accept or reject the offer to purchase the Controlling Units offered for Sale.

         3. New Paragraph 11. This Agreement shall terminate upon the dissolution or termination of Rackspace, Ltd., including but not limited to any dissolution or termination resulting from the merger of Rackspace, Ltd. into any other entity, or any dissolution or termination resulting from the sale of all or substantially all of the assets of Rackspace, Ltd. In addition, the rights of first refusal contained in Paragraph 1 shall no longer apply to the Trout Interests if Trout is no longer a limited partner of Rackspace, Ltd. and shall no longer apply to the membership interests in Macroweb, LC if Macroweb, LC is no longer the general partner of Rackspace, Ltd. The above notwithstanding, to the extent that Rackspace, Ltd. is dissolved or terminated as a result of a merger or other combination wherein the same or substantially the same owners own the successor entity (the "Successor") as own Rackspace, Ltd., this Agreement shall continue in effect, and shall continue until the earlier to occur of the dissolution or termination of the Successor, or a public offering of the shares of the Successor.

         4. First Inning agrees that it will not permit any of its ownership interests (whether represented as stock, membership interests, partnership interests or otherwise) to be transferred to a third party unless after such transfer, Quincy Lee (either directly or through his control over Trango Capital, L.L.C.) will continue to have the right to exercise control over all matters pertaining to First Inning. Isom agrees that it will not permit any of its ownership interests (whether represented as stock, membership interests, partnership interests or otherwise) to be transferred to a third party unless after such transfer, S. James Bishkin (either directly or through his control over BESK Funding, Inc.) will continue to have the right to exercise control over all matters pertaining to Isom. MiniPat agrees that it will not permit any of its ownership interests (whether represented as stock, membership interests, partnership interests or otherwise) to be transferred to a third party unless after such transfer, Condon (either directly or through his control over MiniPat, will continue to have the right to exercise control over all matters pertaining to MiniPat. Weston agrees that it will not permit any of its ownership interests (whether represented as stock, membership interests, partnership interests or otherwise) to be transferred to a third party unless after such transfer, Graham M. Weston (either directly or through his control over Weston will continue to have the right to exercise control over all matters pertaining to Weston.

         5. This agreement may be signed in multiple original counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

         6. Notwithstanding anything in this Agreement to the contrary, a party to this Amendment to Support Agreement ("Existing Party") may assign any right of first refusal it has to acquire an interest in Trout or Macroweb to any (i) current limited partner, partner, shareholder or member of such Existing Party, or an Affiliate of such Person, or an entity controlled by such Persons or their Affiliates, or (ii) another Person upon the prior consent of Macroweb and Trout in their sole discretion (a "Current Affiliate") and provide Macroweb and Trout written notice of such assignment within five (5) Business Days. Upon any such assignment, the Current Affiliate shall be subject to the rights, obligations, and restrictions provided in the Support Agreement (as amended) with respect to exercising any such rights.

                                       /s/ Morris A. Miller
                                       -----------------------------
                                       Morris A. Miller

                                       /s/ Graham M. Weston
                                       -----------------------------
                                       Graham M. Weston

                                       /s/ Patrick R. Condon
                                       -----------------------------
                                       Patrick R. Condon

                                       /s/ Richard Yoo
                                       -----------------------------
                                       Richard Yoo

                                       /s/ Dirk Elmendorf
                                       -----------------------------
                                       Dirk Elmendorf


                                       MiniPat & Company, Ltd.

                                            By: /s/ Patrick R. Condon
                                                -------------------------
                                                General Partner


                                      Trout, Ltd.

                                            By:    Knightsbridge, L.C.,
                                                   General Partner

                                                   By: /s/ Morris Miller, member
                                                      --------------------------

                                                   Its: member
                                                      --------------------------


                                      Isom Capital Partners I, L.P.

                                                   By: BESK Funding, Inc.,
                                                       General Partner

                                                       By: /s/ S. James Bishkin
                                                          ----------------------
                                                          S. James Bishkin
                                                          President

                      SECOND AMENDMENT TO SUPPORT AGREEMENT

         This Second Amendment to Support Agreement is made this 22nd day of February, 2000, by and between Graham M. Weston ("Weston"), Morris A. Miller ("Miller") (collectively, "G&M") and Richard Yoo ("Yoo"), MiniPat & Company, Ltd. ("MiniPat") and Dirk Elmendorf (AElmendorf) (collectively, the "Class A Limited Partners") and The Hamilton Companies LLC ("Hamilton"), Weston Investment Interest, L.L.C. ("Weston"), Isom Capital Partners I, L.P. ("Isom"), and First Inning Investors, L.P. ("First Inning") (Isom, Weston, Hamilton, MiniPat and First Inning are sometimes referred to herein as the "Class C Limited Partners") and 2M Technology Ventures, L.P. ("2M"). This Agreement amends the Support Agreement dated December 29, 1998, as amended (the "Support Agreement"). Except as amended by this Agreement and the Amendment to Support Agreement dated November 30, 1999, the terms of the Support Agreement shall continue in full force and effect.

         1. Additional Party. The parties hereby amend the Support Agreement to include 2M as a Class C Limited Partner under the terms of the Support Agreement, as amended.

         2. 2M agrees that it will not permit any of its ownership interests (whether represented as stock, membership interests, partnership interests or otherwise) to be transferred to a third party unless after such transfer, Morton H. Meyerson or Steven D. Leeke (either directly or indirectly), or their respective heirs or beneficiaries under their respective wills (including without limitation any trusts thereunder), will continue to have the right to exercise control over all matters pertaining to 2M; provided, however, that the restriction contained in this paragraph 2 shall terminate upon the earlier to occur of (i) June 30, 2001, or (ii) immediately before the effective date of an initial public offering of (x) any successor entity of the Partnership, or (y) any entity that holds a majority of the outstanding equity interest in the Partnership.

         3. This agreement may be signed in multiple original counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

                                        /s/ Morris A. Miller
                                        ----------------------
                                        Morris A. Miller

                                        /s/ Graham M. Weston
                                        ----------------------
                                        Graham M. Weston

                             /s/ Patrick R. Condon
                             ----------------------
                             Patrick R. Condon

                             /s/ Richard Yoo
                             ----------------------
                             Richard Yoo

                             /s/ Dirk Elmendorf
                             ----------------------
                             Dirk Elmendorf

                             MiniPat & Company, Ltd.

                                        By: /s/ Patrick R. Condon
                                           ----------------------
                                            General Partner

                             Trout, Ltd.

                                     By: Knightsbridge, L.C.,General
                                         Partner

                                         By: /s/ Graham M. Weston
                                            ---------------------
                                         Its: Member
                                            ---------------------

                            Isom Capital Partners I, L.P.

                                     By: BESK Funding, Inc.,
                                         General Partner

                                         By: /s/ S. James Bishkin
                                            ---------------------
                                            S. James Bishkin
                                                 President

                            First Inning Investors, L.P.

                                              By: Trango Capital L.L.C.,
                                                  General Partner

                                                  By: /s/ Quincy J. Lee
                                                     ----------------------
                                                     Quincy J. Lee, Manager

                                        The Hamilton Companies LLC

                                        By: /s/ Frederic C. Hamilton
                                           -------------------------
                                        Its: President
                                           -------------------------

                                        Weston Investment Interest, L.L.C.

                                        By: /s/ Graham M. Weston
                                            ------------------------
                                        Its: Manager
                                            ------------------------

                                        2M Technology Ventures, L.P.

                                                 By: 2M Technology Group, L.L.C.
                                                 Its:  General Partner

                                                       By: /s/ Steven D. Leeke
                                                          ----------------------